SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Discovery Fund
Allspring Enterprise Fund
(each a “Fund”, together the “Funds”)

At a meeting held February 23-24, 2022, the Board of Trustees of the Funds approved the following name changes, effective on or about May 2, 2022.

Current Fund Name	New Fund Name Effective on or about May 2, 2022
Allspring Discovery Fund	Allspring Discovery SMID Cap Growth Fund
Allspring Enterprise Fund	Allspring Discovery Mid Cap Growth Fund

February 25, 2022	SCR022/P201SP